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                                                                   EXHIBIT 10.50


                            ASSIGNMENT AND ACCEPTANCE

        This Agreement, dated as of December 4, 1996, is between Banque Paribas, a Lender under the Credit Agreement referred to below (the "Assignor"), and City National Bank, a national banking association (the "Assignee").

        For valuable consideration, the receipt of which is hereby acknowledged, the Assignor agrees with the Assignee as follows:

         1. Reference to Credit Agreement and Definitions. Reference is made to the Amended and Restated Credit Agreement dated as of July 12, 1996, as from time to time in effect (the "Credit Agreement"), among Falcon Cable Media, a California limited partnership, Falcon Cable Systems Company II, L.P., Falcon Cablevision, a California limited partnership, Falcon Community Cable, L.P. , a Delaware limited partnership, Falcon Community Ventures I Limited Partnership, a California limited partnership, Falcon First, Inc., a Delaware corporation, Falcon Telecable, a California limited partnership and Falcon Telecom, L.P. (collectively, the "Borrowers"), the other Guarantors, and the Lenders, including The First National Bank of Boston, as managing agent for itself and the other Lenders. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

         2. Assignment and Assumption. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the interest set forth on Schedule A hereto in and to all the Assignor's rights and obligations under the Credit Agreement and the other Credit Documents (other than Interest Rate Protection Agreements) as of the Assignment Date (as defined below), together with all unpaid interest with respect to the portion of the Loan assigned hereby and commitment fees relating thereto accrued to the Assignment Date.

         3.  Representations, Warranties, etc.

         3.1    Assignor's Representations and Warranties.  The Assignor:

             (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and

             (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the Guarantors or the performance of any of their respective obligations under the Credit Agreement, any of the Credit Documents or any other instrument or document furnished pursuant hereto or thereto.


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             (c) represents and warrants that after giving effect to the assignment hereunder on the Assignment Date, the Assignor has the interests in the Credit Obligations and under the Credit Agreement as set forth on Schedule B hereto.

         3.2      Assignee's Representations, Warranties and Agreements.
The Assignee:

             (a) represents and warrants that it is legally authorized to enter into this Agreement;

             (b) confirms that it has received a copy of the Credit Agreement and certain other Credit Documents it has requested, together with copies of the most recent financial statements delivered pursuant to Section 7.4 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement;

             (c) agrees that it will, independently and without reliance upon the Assignor or any other Person which has become a Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents; and

             (d) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and other Credit Documents are required to be performed by it as a Lender.

             (e) represents and warrants that after giving effect to the assignment hereunder on the Assignment Date, the Assignee has the interests in the Credit Obligations and under the Credit Agreement as set forth on Schedule C hereto.

         3.3 Qualified Institutional Buyer. The Assignee represents and warrants that is a Qualified Institutional Buyer.

         3.4      US Withholding Tax. The Assignee represents and warrants that
(a) it is incorporated or organized under the laws of the United States of America or a state thereof or (b) it will perform all of its obligations relating to United States income tax withholding under Section 14 of the Credit Agreement.

         4. Assignment Date. The effective date of this Agreement shall be December 12, 1996 (the "Assignment Date").

         5. Assignee Party to Credit Agreement: Assignor Release of Obligations. From and after the Assignment Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and under the Credit Documents, including without limitation, as set forth on Schedule A hereto, and
(b) the Assignor shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and other Credit Documents.

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         6.  Notices. All notices and other communications required to be given or made to the Assignee under this Agreement, the Credit Agreement or any other Credit Documents shall be given or made at the address of the Assignee set forth on the signature page hereof or at such other address as the Assignee shall have specified to the Assignor, the Administrative Agent and the Restricted Companies in writing.

         7. Further Assurances. The parties hereto agree to execute and deliver such other instruments and documents and to take such other actions as any party hereto may reasonably request in connection with the transactions contemplated by this Agreement.

         8. General. This Agreement, the Credit Agreement and other Credit Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all current and prior agreements and understandings, whether written or oral. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of the Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the jurisdiction in which the principal office of the Assignor is located.

         Each of the Assignor and the Assignee has caused this Agreement to be executed and delivered by its duly authorized officer under seal as of the date first written above.


                                          BANQUE PARIBAS, LOS ANGELES AGENCY
                                          By: /s/ John G. Acker
                                              --------------------------
                                          Title:  Group Vice President

                                          BANQUE PARIBAS, LOS ANGELES AGENCY
                                          By: /s/ Bryan Peterman
                                              --------------------------
                                          Title:   Vice President

                                          CITY NATIONAL BANK, a national banking
                                          association
                                          By: /s/ David Burdge
                                              --------------------------
                                          Title: Senior Vice President

                                          City National Bank
                                          9696 Wilshire Blvd., 3rd Floor
                                          Beverly Hills, CA  90210
                                          Telecopy:     (310) 888-6152



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The foregoing is hereby approved:

FALCON CABLE MEDIA, A CALIFORNIA
         LIMITED PARTNERSHIP
FALCON CABLESYSTEMS COMPANY II, L.P.
FALCON CABLEVISION, A CALIFORNIA
         LIMITED PARTNERSHIP
FALCON COMMUNITY CABLE, L.P.
FALCON COMMUNITY VENTURES I
         LIMITED PARTNERSHIP
FALCON TELECABLE, A CALIFORNIA
         LIMITED PARTNERSHIP
FALCON TELECOM, L.P.


By       FALCON HOLDING GROUP, INC., as general
         partner, or general partner of the general partner, of each of the foregoing Restricted Companies.

              By  /s/ Michael K. Menerey
                  ---------------------------------
                  Title:  Michael K. Menerey
                          Chief Financial Officer

         FALCON FIRST, INC.

              By  /s/ Michael K. Menerey
                  ---------------------------------
                  Title:  Michael K. Menerey
                          Chief Financial Officer

         THE FIRST NATIONAL BANK OF BOSTON, as
         Managing Agent

              By /s/ David B. Herter
                 ---------------------------------
                  Title:  Managing Director

         TORONTO DOMINION (TEXAS) INC., as
         Administrative Agent

              By  /s/ Jano Mott
                  ---------------------------------
                  Title:  Jano Mott
                          Vice President


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                                                                   Schedule A
                                                                   ----------

                           Portion Assigned Hereunder
                           --------------------------

        Assignee's Percentage Interest and outstanding principal balance in the Revolving Loan and Term Loan under the Credit Agreement on and after the Assignment Date pursuant to the assignment being made hereunder on the Assigninent Date.

       Revolving Loan
       --------------

         Percentage Interest 0.693745%
                             ---------
         Outstanding principal balance $3,399,352.98
                                       -------------
       Term Loan
       ---------

         Percentage Interest 0.392523%
                             ---------
         Outstanding principal balance $490,654.21
                                       -----------

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                                                                      Schedule B
                                                                      ----------

                               Assignor's Interest
                               -------------------

         Assignor's new Percentage Interest and outstanding principal balance in the Revolving Loan and Term Loan under the Credit Agreement on and after the Assignment Date after giving effect to the other assignments being made on the Assignment Date:

       Revolving Loan
       --------------

         Percentage Interest 3.548013%
                             ---------
         Outstanding principal balance $17,385,262.39
                                       --------------
       Term Loan
       ---------

         Percentage Interest 2.0075%
                             -------
         Outstanding principal balance $2,509,345.79
                                       -------------

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                                                                      Schedule C
                                                                      ----------

                               Assignee's Interest
                               -------------------

         Assignee's new Percentage Interest and outstanding principal balance in the Revolving Loan and Term Loan under the Credit Agreement on and after the Assignment Date after giving effect to the other assignments being made on the Assignment Date:

       Revolving Loan
       --------------

         Percentage Interest 0.693745%
                             ---------
         Outstanding principal balance $3,399,352.98
                                       -------------
       Term Loan
       ---------

         Percentage Interest 0.392523%
                             ---------
         Outstanding principal balance $490,654.21
                                       -----------


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